Exhibit 10.19

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.  The redacted material has been marked at the appropriate places with three asterisks (***).

ASSET TRANSFER AND LIQUIDATION AGREEMENT

Between

WILLIS LEASE FINANCE CORPORATION

and

WILLIS ENGINE SECURITIZATION TRUST

Dated as of

 September 14, 2012

i

ii

ASSET TRANSFER AND LIQUIDATION AGREEMENT

THIS ASSET TRANSFER AND LIQUIDATION AGREEMENT, dated as of September 14, 2012 (this “Agreement”), is entered into by and between WILLIS LEASE FINANCE CORPORATION (“Willis”), a Delaware corporation, and WILLIS ENGINE SECURITIZATION TRUST (“WEST”), a Delaware statutory trust.

W I T N E S S E T H:

WHEREAS, WEST has adopted a plan of liquidation, pursuant to which WEST wishes (a) to sell to Willis the WEST Acquisition Membership Interest for the consideration and on the terms and conditions set forth in this Agreement and to use the proceeds to redeem all of its issued and outstanding Notes and (b) subject to the completion of such redemptions, to liquidate by distributing all of its other assets to Willis, as the sole holder of the beneficial interests in WEST, in complete liquidation of WEST;

WHEREAS, pursuant to the Engine Transfer Agreement, WEST Engine Acquisition LLC (“WEST Acquisition”), a Delaware limited liability company wholly owned by WEST, and Engine Trusts beneficially owned by WEST Acquisition (the “New Engine Trusts”) have agreed to acquire the Aircraft Engines described in Schedule 1 to the Engine Transfer Agreement, as amended from time to time as provided in the Engine Transfer Agreement (the “Engines”) and the related Engine Assets from the Engine Trusts (the “Old Engine Trusts”) that, as of the date hereof, own the Engines and the related Engine Assets for the benefit of WEST’s wholly-owned subsidiary WEST Engine Funding LLC (“WEST Funding”);

WHEREAS, it is a condition to the sale of WEST Acquisition to Willis that WEST Acquisition and the New Engine Trusts have acquired all or substantially all of the Engines and the related Engine Assets;

WHEREAS, Willis separately intends to sell, transfer and contribute the WEST Acquisition Membership Interest to New WEST, which will make a cash payment to Willis (the “New WEST Cash Payment”) for the WEST Acquisition Membership Interest, the amount of which will be based in part on the number of Engines and related Engine Assets that have been acquired by New Engine Trusts owned by WEST Acquisition on the date of such sale, transfer and contribution;

WHEREAS, after the transfer of the WEST Acquisition Membership Interest to Willis and the redemption of all of the issued and outstanding Notes of WEST, WEST will liquidate by transferring WEST Funding and all of its other remaining assets to Willis, subject to Willis assuming all outstanding liabilities of WEST and its Subsidiaries, other than WEST Acquisition and the New Engine Trusts;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.          Definitions.  The terms used herein have the meanings assigned to them in Appendix A.  Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Indenture.

ARTICLE II

TRANSFER OF ASSETS

Section 2.01.          Transfer of WEST Acquisition Membership Interest; Capital Contribution. (a)  Upon the terms and subject to the conditions of this Agreement, on the Closing Date, WEST shall sell, transfer and assign to Willis, and Willis shall acquire from WEST, in the manner set forth in clause (c) below, all of WEST’s right, title and interest in, to and under the WEST Acquisition Membership Interest (thereby acquiring indirect ownership of all of WEST Acquisition’s interests in each New Engine Trust owned by WEST Acquisition on the Closing Date and each Engine Asset owned by each such New Engine Trust, which shall continue to owned beneficially by WEST Acquisition), in each case free from any Encumbrance other than Permitted Encumbrances (all of the foregoing, collectively, the “Assigned Property”), for a purchase price equal to the WEST Acquisition Purchase Price, to be paid by Willis in the manner provided in clause (c) below.  Effective on and as of the Closing Date, and subject to the terms and conditions contained in this Agreement, Willis agrees to accept all ownership interests in, and WEST shall cease to have any direct or indirect ownership interest in, the Assigned Property. If the WEST Acquisition Purchase Price is less than the Cash Funding Requirement, Willis agrees to make a capital contribution to WEST in the amount of the Cash Contribution.

(b)  Upon the terms and subject to the conditions of this Agreement, the sale, transfer and assignment of the WEST Acquisition Membership Interest and the other Assigned Property and, if applicable, the transfer of the Cash Contribution contemplated by this Agreement shall take place at a closing to be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York, which may include the electronic delivery of documents, on the Closing Date.

(c)  On the Closing Date, subject to satisfaction of the conditions set forth in Sections 5.01 and 5.02 to the obligations of Willis and WEST, respectively, the following actions will be taken by Willis or WEST, as indicated, and will be deemed to have taken place in the order set forth below, provided that the obligation of Willis or WEST to take each such action will be subject to WEST or Willis, respectively, having performed each of the actions that is to be taken prior to such action:

(i)            Willis shall assign to WEST the right of Willis to receive the New WEST Cash Payment from the New WEST Collections Account upon the transfer of the WEST Acquisition Membership Interest to New WEST;

(ii)           Willis shall deposit, in an escrow account (the “WEST Escrow Account”) for the benefit of WEST, an amount equal to the excess of the Cash Funding Requirement over the New WEST Cash Payment;

(iii)          If the WEST Acquisition Purchase Price is greater than the Cash Funding Requirement, Willis shall deliver a promissory note to WEST (the “Willis Purchase Note”) in an original principal amount equal to the excess of the WEST Acquisition Purchase Price over the Cash Funding Requirement;

(iv)          WEST shall deliver to Willis an Assignment of Equity Interest in respect of the WEST Acquisition Membership Interest and the membership interest certificate in the name of WEST with the transfer power duly executed by WEST in blank,  together with a membership interest certificate evidencing the WEST Acquisition Membership Interest, duly issued and registered in the name of Willis;

(v)           Subject to WEST receiving notice that Willis has duly transferred the WEST Acquisition Membership Interest to New WEST, WEST shall deliver its resignation as Manager of WEST Acquisition;

(vi)          Willis shall cause the funds in the WEST Escrow Account to be released to WEST and shall cause the New WEST Cash Payment to be remitted to WEST in payment of the WEST Acquisition Purchase Price and, if the WEST Acquisition Purchase Price is less than the Cash Funding Requirement, Willis shall make the Cash Contribution to WEST;

(vii)         WEST shall deliver a receipt to Willis for the WEST Acquisition Purchase Price;

(viii)        WEST shall cause the Security Trustee to release and terminate all of the Prior Mortgages in the Assigned Property effective on the Closing Date and to transfer to the New WEST Security Trustee any Lease Collateral relating to the Assigned Property and Cash Contribution;

(ix)           WEST shall use the funds received pursuant to clause (vi) above to pay in full (A) the Redemption Prices due and payable in the Optional Redemptions of all of its issued and outstanding Notes, (B) all accrued and unpaid Hedge Termination Payments due and payable as of the Closing Date, (C) all accrued and unpaid Liquidity Expenses as of the Closing Date and (D) the WEST Expenses described in clause (d) of the definition of “Cash Funding Requirement”;

(x)            Upon completion of the redemptions of the issued and outstanding Notes of WEST and payment of the amounts described in clause (ix), WEST shall take such actions as are contemplated by the Indenture in order to discharge the Indenture and release the liens of the Security Trustee over (A) WEST Engine Funding, (B) (1) the Old Engine Trusts that own Remaining Engines and (2) the Remaining Engines and related Engine Assets and (C) (1) the Engine Trusts owned by WEST Engine Funding that are not Old Engine Trusts and (2) the Engines and Engine Assets owned by such Engine Trusts; and

(xi)           At such time or times as Willis shall direct, WEST shall assign, transfer and distribute to Willis or to such other Person as may be directed by Willis, in complete liquidation of WEST, WEST Engine Funding, the cash in the Accounts of WEST and all of WEST’s other remaining assets, including, if applicable, the Willis Purchase Note, which shall be cancelled upon its acquisition by Willis.

(d)           Willis shall be responsible for the payment of any transfer taxes due in respect of the transfers of the WEST Acquisition Membership Interest.

(e)           In connection with the transfer of the WEST Acquisition Membership Interest on the Closing Date, WEST agrees to file, record or register, and provide evidence of the filing, recordation or registration of, at its own expense no later than the Closing Date, the following UCC financing termination statements, amendments, releases, discharges and other documents, in each case in the indicated location:

(i)            in the appropriate UCC filing offices, UCC financing termination statements or amendments, as applicable, terminating the UCC financing statements in respect of the Prior Mortgages relating to the Assigned Property;

(ii)           with the FAA, releases of the Prior Mortgages relating to the Engines included in the Assigned Property;

(iii)          on the International Registry, discharges of the international interest registrations in respect of the Prior Mortgages on the Assigned Property that have been registered on the International Registry; and

(iv)          such other documents in such other locations as Willis may reasonably direct.

(f)            All such UCC financing termination statements or amendments, releases, discharges and documents described in clause (e) shall meet the requirements of Applicable Law with respect to their form and the manner of their filing, recordation or registration.  WEST shall, promptly following the Closing Date, deliver to Willis (with copies to the Indenture Trustee), (i) with respect to such UCC financing termination statements or amendments, file-stamped copies of such UCC financing termination statements or amendments or, in the event that a file-stamped copy of such UCC financing termination statements or amendments cannot be obtained in any given jurisdiction, a certificate signed by the relevant filing agent indicating that he/she filed such UCC financing termination statements or amendments with the relevant governmental authority in such jurisdiction, (ii) with respect to the releases filed with the FAA, evidence of submission of the applicable documents for recordation and (iii) with respect to the discharges recorded on the International Registry, copies of priority search certificates reflecting such discharges.

Section 2.02.          Transfer of Engines.  (a)  During the Transfer Period and prior to the Closing Date, WEST agrees to cause WEST Funding and the Old Engine Trusts to sell, transfer and assign to WEST Acquisition and the New Engine Trusts, and to cause WEST Acquisition and the New Engine Trusts to acquire and accept from WEST Funding and the Old Engine Trusts, all of the legal right, title and interest and beneficial ownership in the Engines and in the related Engine Assets owned by WEST Funding and the Old Engine Trusts , in each case pursuant to and on the terms and conditions set forth in Engine Transfer Agreement, provided that WEST shall have no liability to Willis in respect of any Engine that is not transferred by the Closing Date and that becomes a Remaining Engine.

(b)  The sale, transfer and assignment of each Engine and the related Engine Assets contemplated by the Engine Transfer Agreement will take place on a date (the “Delivery Date” for such Engine) agreed by WEST Funding and WEST Acquisition, which may agree to postpone the Delivery Date for any Engine and the related Engine Assets after it is established pursuant to the preceding sentence but not to a date after the end of the Transfer Period.

Section 2.03.             Damage to Engines.

(a)           If during the Transfer Period and prior to the Closing Date, any Engine suffers damage that does not constitute a Total Loss, the following provisions shall apply:

(i)            WEST shall promptly notify Willis of such damage;

(ii)           WEST shall notify Willis as soon as reasonably practicable of its opinion as to whether such damage is repairable by the end of the Transfer Period; and

(iii)          If repairs of such damage can reasonably be expected to be completed by the end of the Transfer Period, WEST shall cause WEST Funding to use reasonable efforts to procure the repair of such damage as soon as reasonably practicable, provided that WEST shall have no liability to Willis if such repairs are not completed by the Closing Date.

(b)           If WEST Funding determines that it is unable to effect the transfer of any Engine and the related Engine Assets to WEST Acquisition and a New Engine Trust within the Transfer Period for any reason, (i) the affected Engine and the related Engine Assets shall not be transferred under the Engine Transfer Agreement, (ii) the Old Engine Trust that owns such Engine and the New Engine Trust that was to acquire such Engine shall cease to be parties to the Engine Trust Agreement, and (iii) the Schedules to the Engine Trust Agreement, including Schedule 1, shall be amended to reflect the removal of such Engine and the elimination of such Old Engine Trust and New Engine Trust. WEST Funding may, at its option, elect to provide a Substitute Engine and related Engine Assets in place of such removed Engine and related Engine Assets as provided in the Engine Transfer Agreement at any time thereafter but not less than five (5) Business Days prior to the Delivery Expiry Date.

(c)           If WEST Funding does designate a Substitute Engine pursuant to the Engine Transfer Agreement, (i) the Engine Trust that owns such Substitute Engine and the related Engine Assets and a new Engine Trust that is to acquire such Substitute Engine and the related Engine Assets shall execute a supplement to the Engine Transfer Agreement agreeing to become parties to the Engine Transfer Agreement as an Old Engine Trust and a New Engine Trust, respectively, and the Schedules to the Engine Transfer Agreement, including Schedule 1, shall be amended to reflect the substitution of such Substitute Engine for the Engine being replaced and the addition of such Old Engine Trust and New Engine Trust, including any Lease documents relating to such Substitute Engine.

Upon the execution and delivery of such supplement, such Substitute Engine and the related Engine Assets shall become and thereafter be subject to the terms and conditions of the Engine Transfer Agreement, such Substitute Engine shall be treated as an Engine for purposes of this Agreement, and the relevant provisions of Section 2.02 shall apply with all references to an “Engine” in such section being deemed to refer to such Substitute Engine where applicable

Section 2.04.          Rental Payments (other than Usage Fees).  (a)  Willis and WEST agree that (i ) all Rental Payments (other than Usage Fees) due and payable under the Lease of an Engine that has been transferred to a New Engine Trust prior to the Closing Date for periods ending prior to the Delivery Date for such Engine shall belong to and be distributed by the applicable Old Engine Trust to WEST Funding for distribution to WEST, (ii) all Rental Payments (other than Usage Fees) due and payable under the Lease of such an Engine for periods beginning on and after the Delivery Date for such Engine and ending prior to the Closing Date shall belong to and be distributed by such New Engine Trust to WEST Acquisition for distribution to WEST, (iii) all Rental Payments (other than Usage Fees) due and payable under the Lease of such an Engine for periods beginning on and after the Closing Date shall belong to and be distributed by such New Engine Trust to WEST Acquisition for distribution to the then owner of WEST Acquisition, and (iv) all Rental Payments (other than Usage Fees) due and payable under the Lease of such an Engine for a period beginning before and ending after the Closing Date shall be distributed by such New Engine Trust to WEST Acquisition and allocated by WEST Acquisition between WEST and the then owner of WEST Acquisition in proportion to the number of days in such period before the Closing Date and the number of days in such period on and after the Closing Date, respectively. WEST agrees that, if it receives a Rental Payment (other than a Usage Fee) for such an Engine that is allocable in whole or in part to a period after the Closing Date, it will remit such Rental Payment or part thereof to WEST Acquisition for distribution to the then owner of WEST Acquisition, and Willis agrees that, if it receives a Rental Payment (other than a Usage Fee) for such an Engine that is allocable in whole or in part to a period prior to the Closing Date, it will remit such Rental Payment or part thereof, or cause such Rental Payment or part thereof to be remitted, to WEST.

(b)           Willis and WEST agree that (i) all Rental Payments (other than Usage Fees) due and payable under the Lease of an Engine that becomes a Remaining Engine for periods ending prior to the Closing Date shall belong to and be distributed by the applicable Old Engine Trust to WEST Funding for distribution to WEST, (ii) Rental Payments (other than Usage Fees) due and payable under the Lease of such an Engine for periods beginning on and after the Closing Date shall belong to and be distributed by the applicable Old Engine Trust to WEST Funding for distribution to the then owner of WEST Funding, and (iii) all Rental Payments (other than Usage Fees) due and payable under the Lease of such an Engine for a period beginning before and ending after the Closing Date and ending prior to the Delivery Date for such Remaining Engine shall belong to the applicable Old Engine Trust and be distributed by such Old Engine Trust to WEST Funding and allocated by WEST Funding between WEST and the then owner of WEST Funding in proportion to the number of days in such period before the Delivery Date and the number of days in such period on and after the Delivery Date, respectively, (iv) all Rental Payments (other than Usage Fees) due and payable under the Lease of such an Engine for a period beginning before and ending after the Delivery Date for such Remaining Engine shall be allocated, as provided in the Engine Transfer Agreement, between the applicable Old Engine Trust and the applicable New Engine Trust and (v) all Rental Payments (other than Usage Fees) due and payable under the Lease of such Remaining Engine for a period beginning after the Delivery Date for such Remaining Engine shall be allocated, as provided in the Engine Transfer Agreement, to the applicable New Engine Trust.

WEST agrees that, if it receives a Rental Payment (other than a Usage Fee) for a Remaining Engine that is allocable in whole or in part to a period on and after the Closing Date, it will remit such Rental Payment or part thereof to Willis, and Willis agrees that, if it receives a Rental Payment (other than a Usage Fee) for a Remaining Engine that is allocable in whole or in part to a period prior to the Closing Date, it will remit such Rental Payment or part thereof to WEST. WEST further agrees that, if it receives a Rental Payment (other than a Usage Fee) for a Remaining Engine that is allocable in whole or in part to a period ending after the Delivery Date, it will remit such Rental Payment or part thereof to the applicable Old Engine Trust and the applicable New Engine Trust, as provided in the Engine Transfer Agreement; and Willis further agrees that, if it receives a Rental Payment (other than a Usage Fee) for a Remaining Engine that is allocable in whole or in part to a period ending after the Delivery Date, it will remit such Rental Payment or part thereof to the applicable Old Engine Trust and the applicable New Engine Trust, as provided in the Engine Transfer Agreement

Section 2.05.          Usage Fees; Lessee Reimbursements.  (a)  Willis and WEST agree that (i) all Usage Fees received prior to the Delivery Date for an Engine under the Lease of such Engine shall belong to and be distributed by the applicable Old Engine Trust to WEST Funding for distribution to WEST or the then owner of WEST Funding, (ii) all Usage Fees received on and after the Delivery Date for an Engine under the Lease of such Engine and prior to the Closing Date shall belong to and be distributed by the applicable New Engine Trust to WEST Acquisition for distribution to WEST, and (iii) Usage Fees received on and after the Delivery Date for an Engine and on and after the Closing Date under a Lease of such Engine shall belong to and be distributed by the New Engine Trusts to WEST Acquisition for distribution to Willis or the then owner of WEST Acquisition, as applicable, in each case without regard to when the usage of the Engine or other measure of such Usage Fees, on the basis of which such Usage Fees were calculated, occurred.

(b)           Willis and WEST agree that (i) WEST will be obligated to provide funding for claims for Lessee Reimbursements received prior to the Delivery Date for an Engine under the Lease of such Engine, (ii) WEST will be obligated to provide funding for claims for Lessee Reimbursements received under the Lease of an Engine on and after the Delivery Date for such Engine and prior to the Closing Date, and (iii) Willis or the then owner of WEST Acquisition, as applicable, will be obligated to provide funding for all claims for Lessee Reimbursements received on and after the Delivery Date for an Engine and on and after the Closing Date under a Lease of such Engine, in each case without regard to whether the maintenance in respect of such Lessee Reimbursement or other relevant event occurred prior to, on or after the Closing Date.

Section 2.06.          Valid Sale. WEST and Willis intend that the transfer by WEST of the Assigned Property pursuant to Section 2.01 hereof shall constitute a valid sale, transfer and conveyance by WEST of the Assigned Property, that after the Closing Date WEST shall retain no right, title or interest in the Assigned Property and that the Assigned Property shall not be part of WEST’s estate in the event of the insolvency or bankruptcy of WEST.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01.          Representations and Warranties of Willis. As an inducement to WEST to enter into this Agreement, Willis hereby makes the following representations and warranties as of the Closing Date, except as otherwise specified below:

(a)           Organization, Authority and Qualification of Willis. Willis is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own its properties as such properties are currently owned and to conduct its business as such business is currently conducted, and to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  Willis is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not adversely affect the ability of Willis to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.  The execution and delivery of this Agreement by Willis, the performance by Willis of its obligations hereunder and the consummation by Willis of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Willis.  This Agreement has been duly executed and delivered by Willis, and (assuming due authorization, execution and delivery by WEST) this Agreement constitutes a legal, valid and binding obligation of Willis enforceable against Willis in accordance with its terms.

(b)           Governmental Consent. Except for the filing with the SEC of a report on Form 8-K by Willis, the execution, delivery and performance of this Agreement by Willis and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority, except as provided in Section 2.01(e).

(c)           No Conflict. The execution, delivery and performance of this Agreement by Willis do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational documents of Willis, (ii) conflict with or violate (or cause an event which could have a material adverse effect on the business or financial condition of Willis as a result of) any Applicable Law or Governmental Order applicable to Willis or any of its assets, properties or businesses, including, without limitation, the Business, or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any asset or property of Willis pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Willis is a party or by which any of such assets or properties is bound or affected.

(d)           Compliance with Laws. Willis has conducted and continues to conduct the Business in accordance with Applicable Law and Governmental Orders applicable to it or any of its assets and is not in violation of any such Applicable Law or Governmental Order, which violation has had or could reasonably be expected to have a material adverse effect on the business or financial condition of Willis.  There is no pending or threatened action, suit or proceeding against Willis in any way adversely affecting the transactions contemplated by this Agreement.

(e)           Full Disclosure. No representation or warranty of Willis in this Agreement, nor any statement, disclosure exhibit or schedule, or certificate furnished or to be furnished to WEST pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

(f)            Investment Purpose. Willis is acquiring the WEST Acquisition Membership Interest on the Closing Date solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof, provided that Willis intends to assign, transfer and contribute the WEST Acquisition Membership Interest to New WEST on the Closing Date and to hold the beneficial interest in New WEST for investment and not with a view to, or for offer or sale in connection with, any distribution thereof.

Section 3.02.          Representations and Warranties of WEST. As an inducement to Willis to enter into this Agreement, WEST hereby makes the following representations and warranties as of the Closing Date with respect to the WEST Acquisition Membership Interest transferred to Willis on the Closing Date.

(a)           Organization and Authority of WEST.  WEST is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. WEST is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not adversely affect the ability of WEST to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.  The execution and delivery of this Agreement by WEST, the performance by WEST of its obligations hereunder and the consummation by WEST of the transactions contemplated hereby have been duly authorized by all requisite action on the part of WEST.  This Agreement has been, and the Assignments of Equity Interests will have been on the Closing Date,  duly executed and delivered by WEST, and (assuming the due authorization, execution and delivery by Willis) this Agreement constitutes, and each of the Assignments of Equity Interests will constitute a legal, valid and binding obligation of WEST enforceable against WEST in accordance with its terms.

(b)           Governmental Consents and Approvals.  The execution, delivery and performance of this Agreement by WEST and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority, except as provided in Section 2.01(e).

(c)           No Conflict. Except as may result from any facts or circumstances relating solely to Willis, the execution, delivery and performance of this Agreement by WEST do not and will not (i) violate, conflict with or result in the breach of any provision of the Trust Agreement of WEST, (ii) conflict with or violate any Applicable Law or Governmental Order applicable to WEST or any of the assets or properties of WEST or (iii) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of WEST pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which WEST is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of WEST to consummate the transactions contemplated by this Agreement.

(d)           Compliance with Laws. WEST has conducted and continues to conduct the Business in accordance with Applicable Law and Governmental Orders applicable to it or any of its assets and is not in violation of any such Applicable Law or Governmental Order, which violation has had or could reasonably be expected to have a Material Adverse Effect.  There is no pending or threatened action, suit or proceeding against WEST in any way adversely affecting the transactions contemplated by this Agreement.

(e)           Organization, Authority and Qualification of WEST Acquisition. WEST Acquisition is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as it has been and is currently conducted.  WEST Acquisition is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable.  All limited liability company actions taken by WEST Acquisition have been duly authorized, and WEST Acquisition has not taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its organizational documents.  True and correct copies of the WEST Acquisition LLC Agreement and the WEST Acquisition LLC Certificate, each as in effect on the date hereof, have been delivered by WEST Acquisition to WEST.

(f)            Organization, Authority and Qualification of the New Engine Trusts. The trustee of the New Engine Trusts is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has full corporate, company or other power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets.  The trustee of the New Engine Trusts is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the ownership, use or leasing of the assets of the New Engine Trusts, or the conduct or nature of the of business of the New Engine Trusts, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the adverse effects of all such failures by such trustee to be qualified, licensed or admitted and in good standing can in the aggregate be eliminated without material cost or expense by such trustee, as the case may be, becoming qualified or admitted and in good standing.

WEST has, prior to the execution of this Agreement, delivered to Willis true and complete copies of such New Engine Trust’s Trust Documents as in effect on the date applicable.  None of the New Engine Trusts has any subsidiaries.

(g)           Ownership of WEST Acquisition. The WEST Acquisition Membership Interest has been duly authorized, and has been validly issued, and there are no other securities or any agreement outstanding that provides for the issuance of additional limited liability company or other equity interests of WEST Acquisition, or entitles any Person to exercise preemptive rights or to manage WEST Acquisition other than in accordance with the WEST Acquisition LLC Agreement.  There are no voting trusts, membership agreements, proxies or other agreements or understandings in effect with respect to the voting of the WEST Acquisition Membership Interest and the WEST Acquisition LLC Agreement does not contains any provision that would prohibit or impair the transfer of the WEST Acquisition Membership Interest in accordance with this Agreement. Immediately prior to the transfer of the WEST Acquisition Membership Interest to Willis pursuant to the terms of this Agreement, WEST had full legal and beneficial title to the WEST Acquisition Membership Interest, free and clear of all Encumbrances except Permitted Encumbrances, and as of the Closing Date, WEST has transferred to Willis full legal and beneficial title to the WEST Acquisition Membership Interest, free and clear of all Encumbrances, except Permitted Encumbrances, such transfer constitutes a valid and irrevocable transfer of the WEST Acquisition Membership Interest  and WEST shall retain no right, title or interest in the WEST Acquisition Membership Interest.  The transfer of the WEST Acquisition Membership Interest is not avoidable or otherwise subject to rescission by reason of a lawful claim of any other Person by or through WEST (including a prior transferor thereof or the prior owner of any related Engine acting on behalf of or claiming through WEST). Prior to the execution of this Agreement, WEST has delivered, or caused to be delivered, to Willis true and complete copies of the organizational documents as in effect on the date hereof of WEST Acquisition. Except for the Engine Trusts, West Acquisition does not have any Subsidiaries).

(h)           Ownership of New Engine Trusts. The Engine Interest in each New Engine Trust has been duly authorized, validly issued and fully paid for and non-assessable, and there is no other agreement outstanding that provides for the issuance of additional beneficial interests in a New Engine Trust, or that entitles any Person to exercise preemptive rights or to manage or direct any New Engine Trust other than in accordance with the Engine Trust Agreements.  As of the Closing Date, WEST Acquisition has, and will continue to have full legal and beneficial title to the Engine Interests in the New Engine Trusts purported to be owned by each of them, respectively, free and clear of all Encumbrances except Permitted Encumbrances.

(i)            Ownership of Engines. Each New Engine Trust that purports to own an Engine and the related Engine Assets on the Closing Date will have full legal title to such Engine and related Engine Assets, free and clear of all Encumbrances except Permitted Encumbrances. Immediately prior to the transfer of any Engine and the related Engine Assets to a New Engine Trust pursuant to the terms of the WEST Engine Transfer Agreement, WEST Funding and the Old Engine Trust transferring such Engine and the related Engine Assets will have full legal and beneficial title to such Engine and the related Engine Assets, free and clear of all Encumbrances except Permitted Encumbrances.

As of the applicable Delivery Date for an Engine and related Engine Assets, WEST Funding and the Old Engine Trust transferring such Engine and the related Engine Assets will have transferred to WEST Acquisition and the applicable New Engine Trust full legal and beneficial title to such Engine and the related Engine Assets, free and clear of all Encumbrances, except Permitted Encumbrances, such transfer will constitute a valid and irrevocable transfer of such Engine and the related Engine Assets and WEST Funding and the Old Engine Trust transferring such Engine and the related Engine Assets shall retain no right, title or interest in such Engine and the  related Engine Assets.  The transfer of each Engine and related Engine Assets will not be avoidable or otherwise subject to rescission by reason of a lawful claim of any other Person by or through WEST Funding and the Old Engine Trust transferring such Engine and the related Engine Assets (including a prior transferor thereof acting on behalf of or claiming through WEST Funding and the Old Engine Trust transferring such Engine and related Engine Assets).

(j)            Engines. Schedule 1 lists the Engines, all of which are owned by WEST Funding and the Old Engine Trusts as of the date hereof.

Section 3.03.          Independent Representations. Each of the representations and warranties shall be construed as a separate and independent representation and warranty and shall not be limited or restricted by reference to the terms of any other provision of this Agreement, any other Related Document or any other representation or warranty.

ARTICLE IV

ADDITIONAL AGREEMENTS

Section 4.01.          Regulatory and Other Authorizations; Notices and Consents. WEST shall use its reasonable efforts to obtain  all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may become necessary in the future for the performance of its obligations pursuant to this Agreement and will cooperate fully with Willis in promptly seeking to obtain all such authorizations, consents, orders and approvals.

Section 4.02.          Willis Covenants. Willis covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of all amounts owing pursuant to the Indenture, institute against any WEST Group Member, or join any other Person in instituting against any WEST Group Member, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of any applicable jurisdiction. This Section 4.02 shall survive the termination of this Agreement. For the avoidance of doubt, the complete liquidation of WEST contemplated by this Agreement does not violate the agreements of Willis in this Section 4.02.

Section 4.03.          Further Action. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under Applicable Law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

ARTICLE V

CONDITIONS PRECEDENT

Section 5.01.          Conditions to Willis’ Obligations. The obligations of Willis to acquire the WEST Acquisition Membership Interest and the other Assigned Property on the Closing Date shall be subject to the satisfaction or waiver by Willis of the following conditions:

(a)           All representations and warranties of WEST contained in this Agreement shall be true and correct in all material respects as of the Closing Date, and the covenants and agreements contained in this Agreement to be complied with by WEST on or before the Closing Date shall have been complied with in all material respects, and Willis shall have received a certificate from WEST to such effect signed by a Controlling Trustee of WEST;

(b)           No proceeding shall have been commenced by or before any Governmental Authority against Willis or WEST seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of Willis, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 5.01(b) shall not apply if Willis has directly or indirectly solicited or encouraged any such proceeding;

(c)           Willis shall have received a true and complete copy, certified by a Controlling Trustee of WEST, of the organizational documents of WEST and resolutions duly and validly adopted by the Controlling Trustees of WEST evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

(d)           Willis shall have received a certificate of a Controlling Trustee of WEST certifying the names, signatures and offices of the persons authorized to sign this Agreement and the other documents to be delivered hereunder;

(e)           Willis shall have received a legal opinion from Pillsbury Winthrop Shaw Pittman LLP and such other legal opinions as Willis shall reasonably request, in each case addressed to Willis and dated the Closing Date and in form and substance reasonably acceptable to Willis;

(f)            New WEST shall have deposited the New WEST Cash Payment in the New WEST Collections Account;

(g)           No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could have, a Material Adverse Effect;

(h)           Each of the items listed in Section 2.01(c) shall be in form and substance satisfactory to WEST in its sole and absolute discretion; and

(i)            All or such lesser number of the Engines and the related Engine Assets as shall be acceptable to Willis in its sole discretion shall have been transferred from WEST Funding and the Old Engine Trusts to WEST Acquisition and the New Engine Trusts pursuant to the Engine Transfer Agreement.

Section 5.02.              Conditions to WEST’s Obligations. The obligations of WEST to assign and transfer the WEST Acquisition Membership Interest and the other Assigned Property on the Closing Date shall be subject to the satisfaction or waiver by WEST of the following conditions:

(a)           All representations and warranties of Willis contained in this Agreement shall be true and correct in all material respects as of the Closing Date, and the covenants and agreements contained in this Agreement to be complied with by Willis on or before the Closing Date shall have been complied with in all material respects, and WEST shall have received a certificate from Willis to such effect signed by the president or a vice-president of Willis;

(b)           No proceeding shall have been commenced by or before any Governmental Authority against Willis or WEST, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of WEST, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 5.02(b) shall not apply if WEST has directly or indirectly solicited or encouraged any such proceeding;

(c)           WEST shall have received a true and complete copy, certified by the secretary or an assistant secretary of WEST, of the resolutions duly and validly adopted by the Board of Directors of Willis evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

(d)           WEST shall have received a certificate of the secretary or an assistant secretary of Willis certifying the names and signatures of the officers of Willis authorized to sign this Agreement and the other documents to be delivered hereunder;

(e)           WEST shall have received a legal opinion from Pillsbury Winthrop Shaw Pittman LLP and such other legal opinions as Willis shall reasonably request, in each case addressed to WEST and dated the Closing Date and in form and substance reasonably acceptable to WEST;

(f)            No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could have, a Material Adverse Effect; and

(g)           Each of the items listed in Section 2.01(c) shall be in form and substance satisfactory to WEST in its sole and absolute discretion.

ARTICLE VI

INDEMNIFICATION

Section 6.01.          Survival of Representations and Warranties. The representations and warranties of WEST contained in this Agreement, and all statements contained in this Agreement, the Exhibits to this Agreement, and any certificate, or report or other document delivered pursuant to this Agreement or in connection with the transactions contemplated by this Agreement (collectively, the “Transfer Documents”), shall survive the Closing Date.

Section 6.02.          Indemnification by WEST. WEST hereby agrees to indemnify and hold harmless Willis, its Affiliates (other than WEST and its Subsidiaries other than WEST Acquisition and the New Engine Trusts) and their successors and assigns, and the trustees and agents of Willis, its Affiliates (other than WEST and its Subsidiaries other than WEST Acquisition and the New Engine Trusts) and their successors and assigns (each a “WEST Indemnified Party”) for any and all Liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys’ and consultants’ fees and expenses) actually suffered or incurred by them (including, without limitation, any of the foregoing arising from any Action brought or otherwise initiated by any of them) (hereinafter a “Loss”), arising out of or resulting from or relating to:

(i)            the breach or inaccuracy of any representation or warranty made by WEST contained in any Transfer Document;

(ii)           the breach of any covenant or agreement by WEST contained in the Transfer Documents;

(iii)          Liabilities of WEST Acquisition and the New Engine Trusts arising from or relating to the ownership or actions or inactions of WEST Acquisition and the New Engine Trusts or the conduct of their respective businesses prior to the Closing Date; or

(iv)          any and all Losses suffered or incurred by Willis, WEST Funding or the New Engine Trusts by reason of or in connection with any claim or cause of action of any third party to the extent arising out of any action, inaction, event, condition, liability or obligation of WEST, WEST Funding, WEST Acquisition, the Old Engine Trusts or the New Engine Trusts occurring or existing prior to the Closing Date or, in the case of any Engine and related Engine Assets transferred after the Closing Date, the related Delivery Date.

To the extent that the undertakings of WEST set forth in this Section 6.02 may be unenforceable, WEST shall contribute the maximum amount that it is permitted to contribute under Applicable Law to the payment and satisfaction of any such Losses.

Section 6.03.          Indemnification by Willis.  Willis hereby agrees to indemnify and hold harmless WEST, its Affiliates (other than WEST Acquisition and the New Engine Trusts) and their successors and assigns, and the trustees and agents of WEST, its Affiliates (other than WEST Acquisition and the New Engine Trusts) and their successors and assigns (each a “Willis Indemnified Party”) for any Loss arising out of or resulting from:

(i)            the breach or inaccuracy of any representation or warranty made by Willis contained in the Transfer Documents;

(ii)           the breach of any covenant or agreement by Willis contained in the Transfer Documents;

(iii)          Liabilities of WEST Acquisition and the New Engine Trusts arising from or relating to the ownership or actions or inactions of WEST Acquisition or the New Engine Trusts or the conduct of their respective businesses on and after the Closing Date and on or prior to the second anniversary of the Closing Date; or

(iv)          any and all Losses suffered or incurred by WEST, WEST Funding, WEST Acquisition, the Old Engine Trusts and the New Engine Trusts by reason of or in connection with any claim or cause of action of any third party to the extent arising out of any action, inaction, event, condition, liability or obligation of WEST Acquisition or the New Engine Trusts occurring or existing on and after the Closing Date and on or prior to the second anniversary of the Closing Date.

To the extent that undertakings of Willis set forth in this Section 6.03 may be unenforceable, Willis shall contribute the maximum amount that it is permitted to contribute under Applicable Law to the payment and satisfaction of all Losses incurred by WEST.

Section 6.04.          Notice, Etc. A WEST Indemnified Party or a Willis Indemnified Party (each, an “Indemnified Party”) shall give WEST or Willis, respectively, (each, the applicable “Indemnifying Party”) notice of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided, however, that the failure to provide such notice shall not release such Indemnifying Party from any of its obligations under this Article VI except to the extent such Indemnifying Party is materially prejudiced by such failure and shall not relieve such Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article VI.  The obligations and Liabilities of any Indemnifying Party under this Article VI with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Article VI (“Third Party Claims”) shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the applicable Indemnifying Party notice of such Third Party Claim within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release such Indemnifying Party from any of its obligations under this Article VI except to the extent such Indemnifying Party is materially prejudiced by such failure and shall not relieve such Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article VI.  If any Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then such Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party, in its sole and absolute discretion, for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party.

In the event any Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with such Indemnifying Party in such defense and make available to such Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by such Indemnifying Party.  Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at such Indemnifying Party’s expense, all such witnesses, records, materials and information in such Indemnifying Party’s possession or under such Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party.  No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

Section 6.05.          Limits on Indemnification. Notwithstanding anything to the contrary contained in this Agreement, the maximum amount of indemnifiable Losses which may be recovered from an Indemnifying Party arising out of or resulting from the causes enumerated in this Article VI shall be an amount equal to the Cash Portion of the WEST Acquisition Purchase Price.

ARTICLE VII

WAIVER

Section 7.01.          Waiver. Either party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement.  The failure of either party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.  Notwithstanding anything to the contrary in this Article VII, no such extension or waiver by WEST shall be valid unless consented to by the Indenture Trustee (unless the lien of the Indenture has been irrevocably satisfied and discharged in full).

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01.          Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Willis, whether or not the Closing Date shall have occurred.

Section 8.02.          Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by recognized courier service or by facsimile (with a copy by recognized courier service) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.02):

(a)           if to Willis:

Willis Lease Finance Corporation

773 San Marin Drive

Suite 2215
Novato, California 94998

Attention:  General Counsel

Fax:   (415) 408-4701

(b)           if to WEST:

Willis Engine Securitization Trust

c/o Wilmington Trust Company

Rodney Square North

Wilmington, Delaware 19890
Attention:  Corporate Trust Administrator

Fax:  (302) 651-8882

With a copy to:

Willis Lease Finance Corporation

773 San Marin Drive

Suite 2215
Novato, California 94998

Attention:  General Counsel

Fax:   (415) 408-4701

Section 8.03.          Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.04.          Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Applicable Law or public policy in a jurisdiction, then such term or provision shall only be invalid in such jurisdiction and all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 8.05.          Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, between Willis and WEST with respect to the subject matter hereof and thereof.

Section 8.06.          Assignment. Except as described in the recitals hereto, this Agreement may not be assigned by operation of law or otherwise without the express written consent of Willis and WEST (which consent may be granted or withheld in the sole discretion of Willis and WEST).  Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that WEST has assigned this Agreement (including all of it rights hereunder) to the Indenture Trustee.

Section 8.07.          No Third Party Beneficiaries. Except as described in the recitals hereto, and except for the provisions of Article VI relating to Indemnified Parties, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns (including the Indenture Trustee) and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.08.          Amendment.  This Agreement may not be amended or modified except (a) by an instrument in writing signed by or on behalf of, Willis and WEST or (b) by a waiver in accordance with Section 7.01; provided that, any such amendment or waiver by WEST shall have been consented to by the Indenture Trustee (unless the lien of the Indenture has been irrevocably satisfied and discharged in full).

Section 8.09.          Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.  All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court sitting in the City of New York.

Section 8.10.          Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.11.          Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 8.12.          Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature Page Follows]

IN WITNESS WHEREOF, Willis and WEST have caused this Asset Transfer and Liquidation Agreement to be duly executed by their respective officers as of the day and year first above written.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Thomas C. Nord
Name: Thomas C. Nord
Title: Senior Vice President

WILLIS ENGINE SECURITIZATION TRUST

By:	/s/ Thomas C. Nord
Name: Thomas C. Nord
Title: Controlling Trustee

APPENDIX A

DEFINITIONS

“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

“Aircraft Engine” means a basic power jet propulsion engine assembly for an aircraft that is Stage 3 or later compliant (without reliance on a noise reduction or “hush” kit), including its essential accessories as supplied by the manufacturer of such aircraft engine, but excluding the nacelle, and including any QEC Kit and any and all modules and Parts incorporated in, installed on or attached to each such engine from time to time and any substitutions therefor.

“Assigned Property” has the meaning specified in Section 2.01(a).

“Assignment of Equity Interest” means, in respect of transfer of the WEST Acquisition Membership Interest hereunder, an assignment thereof, substantially in the form of Exhibit A to this Agreement.

“Business” means the business of owning Engines and related Engine Assets and leasing Engines to third-party lessees.

“Cape Town Convention” means the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, signed in Cape Town, South Africa on November 16, 2001, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto, all as in effect under the laws of the United States of America, as a contracting state. Except to the extent otherwise defined in this Agreement, terms used in this Agreement that are defined in the Cape Town Convention shall, when used in relation to the Cape Town Convention, have the meanings ascribed to them in the Cape Town Convention.

“Cash Contribution” means, if the WEST Acquisition Purchase Price is less than the Cash Funding Requirement, a capital contribution from Willis to WEST in an amount in an amount equal to the excess of the Cash Funding Requirement over the WEST Acquisition Purchase Price.

“Cash Funding Requirement” means the sum of (a) the Redemption Prices payable in the Optional Redemptions of all of the Notes of WEST outstanding as of the Closing Date, (b) the aggregate amount of Hedge Termination Payments that will be due and payable as of the Closing Date, assuming all Hedging Agreements are terminated as of the Closing Date, (c) the aggregate amount of all Liquidity Expenses outstanding as of the Closing Date and (d) the aggregate amount of WEST Expenses attributable to the transactions contemplated by this Agreement and to the Optional Redemptions of the Notes on the Closing Date.

“Cash Portion” means, if the WEST Acquisition Purchase Price is greater than the Cash Funding Requirement, the portion of the WEST Acquisition Purchase Price equal to the Cash Funding Requirement.

“Closing Date” means September 17, 2012 or such later date as Willis and WEST may agree.

“Delivery Date” has the meaning, with respect to each Engine, specified in Section 2.02(b).

“Delivery Expiry Date” means the date that is one hundred eighty (180) days after the Closing Date.

“Engine Assets” means, with respect to any Engine, all of the following:  (a)  any Lease of such Engine together with all related Lease Documents, (b) the Lease Sub-Account, if any, in the Security Deposit/Lessee-Funded Account in respect of such Lease on the applicable Delivery Date, in the case of a transfer of the Engine described in Section 2.02, and on the Closing Date, in the case of the transfer of the WEST Acquisition Membership Interest pursuant to Section 2.01, (c) any agreement or warranty relating to such Engine with or from (i) the manufacturer of such Engine or any part thereto, (ii) each predecessor owner (other than the manufacturer) of such Engine and each immediately succeeding owner up to and including the Engine Trust owning such Engine as of the applicable Delivery Date or the Closing Date, as applicable, and (iii) each predecessor lessor of the Lease of such Engine and each immediately succeeding lessor up to and including the Engine Trust owning such Engine as of the applicable Delivery Date or the Closing Date, as amended and supplemented through the applicable Delivery Date, in the case of a transfer of the Engine described in Section 2.02, and through the Closing Date, in the case of the transfer of the WEST Acquisition Membership Interest pursuant to Section 2.01, (d) all Engine Records, (e) all income payments and proceeds of the foregoing in connection with any substitution, release or disposition; provided  that, in the case of the Engines (or the beneficial interests therein) owned by WEST Acquisition on the Closing Date, the Lease Payments applicable to the period prior to the Closing Date shall be retained by WEST, and Lease Payments allocable to the period on and after the such Delivery Date shall belong to Willis, (f) any goodwill associated with such Engine, (g) any liabilities relating to such Engine and (h) any management services agreement relating to such Engine or any right to receive management services in respect of such Engine.

“Engine Interest” means, with respect to any Engine that is owned by an Engine Trust, the beneficial ownership interest in such Engine Trust.  The acquisition or disposition of all of the Engine Interest with respect to an Engine Trust that holds an Engine constitutes, respectively, the acquisition or disposition of that Engine.

“Engine Records” means, with respect to any Engine, all logs, technical data, manuals and maintenance and historical records and inspection reports relating to such Engine (including Engine records and documents as referred to in the relevant Lease).

“Engines” has the meaning specified in the recitals of this Agreement.

“Engine Transfer Agreement” means the Engine Transfer Agreement, dated as of June 13, 2012, among WEST Funding, WEST Acquisition, the Old Engine Trusts and the New Engine Trusts, as amended, modified or supplemented from time to time.

“FAA” means the United States Federal Aviation Administration and any successor agency or agencies thereto.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Indemnified Party” has the meaning specified in Section 6.04 hereof.

“Indemnifying Party” has the meaning specified in Section 6.04 hereof.

“Indenture” means the Amended and Restated Indenture, dated as of December 13, 2007, between WEST and the Indenture Trustee, as amended, supplemented or otherwise modified from time to time.

“International Registry” has the meaning set forth in the Cape Town Convention.

“Lease Collateral” means all security deposits, letters of credit, advance payments and any other property provided by the Lessees of the Engines as security for the payment and performance of the obligations of such Lessees under the Leases of the Engines.

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Applicable Law, Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

“Loss” has the meaning specified in Section 6.02 hereof.

“Manager” means, with respect to WEST Acquisition, the person designated as the “Manager” in the WEST Acquisition LLC Agreement.

“Material Adverse Effect” means any circumstance, change in, or effect on the Business of WEST and the WEST Subsidiaries that, individually or in the aggregate with any other circumstances, changes in, or effects on, the Business of WEST and the WEST Subsidiaries:  (a) is, or could be, materially adverse to the business, operations, assets or liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of WEST and the WEST Subsidiaries or (b) could adversely affect the ability of WEST and the WEST Subsidiaries to operate or conduct the Business in the manner in which it is currently operated or conducted by WEST and the WEST Subsidiaries.

“New Engine Trusts” has the meaning specified in the recitals of this Agreement.

“New WEST” means Willis Engine Securitization Trust II, a Delaware statutory trust.

“New WEST Cash Payment” has the meaning specified in the recitals of this Agreement.

“New WEST Collections Account” means the account in which the net proceeds of the notes issued by New WEST are deposited, for application to the payment to Willis for the purchase of the WEST Acquisition Membership Interest from Willis.

“New WEST Financing” means a secured financing pursuant to which New WEST issues notes under an indenture with an indenture trustee and such notes are secured pursuant to a security trust agreement with a security trustee.

“New WEST Security Trustee” means the bank or trust company acting as security trustee in the New WEST Financing.

“Old Engine Trusts” has the meaning specified in the recitals of this Agreement.

“Prior Mortgages” means, with respect to the Assigned Property, the security interests granted by WEST, WEST Acquisition and the New Engine Trusts in respect of the Assigned Property pursuant to the Security Trust Agreement and the Engine Mortgages relating to the Engines owned by WEST Acquisition and the New Engine Trusts on the Closing Date.

“Remaining Engine” means any Engine that has not been delivered by the Closing Date.

“Third Party Claims” has the meaning specified in Section 6.04 hereof.

“Transfer Documents” has the meaning specified in Section 6.01 hereof.

“Transfer Period” means the period beginning on the date hereof and ending on the Delivery Expiry Date.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“WEST” has the meaning specified in the preamble of this Agreement.

“WEST Acquisition” has the meaning specified in the recitals of this Agreement.

“WEST Acquisition LLC Agreement” means the Limited Liability Company Agreement of WEST Acquisition, dated as of June 14, 2012.

“WEST Acquisition LLC Certificate” means the Certificate of Formation of WEST Acquisition, as filed with the Secretary of State of Delaware on May 4, 2012.

“WEST Acquisition Membership Interest” means all of the issued and outstanding membership interests of WEST Acquisition.

“WEST Acquisition Purchase Price” means, with respect to the Assigned Property conveyed by WEST to Willis on the Closing Date, an amount equal to the sum of (i) the aggregate Initial Appraised Values of the Engines indirectly owned by WEST Acquisition on the Closing Date and (ii) the net book value of the related Engine Assets on the Closing Date.

“WEST Escrow Account” has the meaning specified in Section 2.01(c)(ii) hereof.

“WEST Funding” has the meaning specified in the recitals of this Agreement.

“WEST Indemnified Party” has the meaning specified in Section 6.02 hereof.

“Willis” has the meaning specified in the preamble of this Agreement.

“Willis Indemnified Party” has the meaning specified in Section 6.03 hereof.

“Willis Purchase Note” has the meaning specified in Section 2.01(c)(iii) hereof.

EXHIBIT A

[FORM OF ASSIGNMENT OF EQUITY INTEREST]

This ASSIGNMENT OF EQUITY INTEREST, dated as of [                       ], 2012 (this “Agreement”) between WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“Assignor”), and WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“Assignee”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to effect (a) the transfer by Assignor to Assignee of all of the right, title and interest of Assignor in, under and with respect to the membership interest of the Assignor in WEST Engine Acquisition LLC, a Delaware limited liability company (“WEST Acquisition”), and as the sole member of WEST Acquisition (the “Transferred Interest”) and (b) the assumption by Assignee of the obligations of Assignor accruing under or with respect to the Transferred Interest from and after the Effective Time (as defined in Section 8 hereof);

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

Section 1.       Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Asset Transfer and Liquidation Agreement, dated as of September 14, 2012, between Assignor and Assignee (the “Asset Transfer Agreement”).

Section 2.       Assignment.  Subject to the terms and conditions hereof and of the Asset Transfer Agreement, and effective as of the Effective Time, Assignor has sold, assigned, conveyed, transferred and set over, and does hereby sell, assign, convey, transfer and set over, unto Assignee all of its present and future right, title and interest in, under and with respect to the Transferred Interest together with all other documents and instruments evidencing any of such right, title and interest, except such rights of Assignor as have accrued to Assignor prior to the Effective Time.

Section 3.       Assumption.  Subject to the terms and conditions hereof and of the Asset Transfer Agreement and effective as of the Effective Time, Assignee hereby purchases and accepts the Transferred Interest and except as provided below, undertakes all of the duties and obligations of the Member under the WEST Acquisition LLC Agreement with respect to the Transferred Interest accruing at or subsequent to the Effective Time and shall be deemed a party thereto. Subject to the terms and conditions hereof and of the Asset Transfer Agreement, the assignment and assumption effected hereby shall release Assignor, to the extent of the Transferred Interest, from its obligations under the WEST Acquisition LLC Agreement.

Section 4.       Appointment as Attorney-in-Fact.  In furtherance of the within assignment, Assignor hereby constitutes and appoints Assignee, and its successors and assigns, the true and lawful attorneys of Assignor, with full power of substitution, in the name of Assignee or in the name of Assignor but on behalf of and for the benefit of and at the expense of Assignee, to collect for the account of Assignee all items sold, transferred or assigned to Assignee pursuant hereto; to institute and prosecute, in the name of Assignor or otherwise, but at the expense of Assignee, all proceedings that Assignee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the items sold, transferred or assigned; to defend and compromise at the expense of Assignee any and all actions, suits or proceedings as to title to or interest in the Transferred Interest; and to do all such acts and things in relation thereto at the expense of Assignee as Assignee shall reasonably deem advisable.

Assignor hereby acknowledges that this appointment is coupled with an interest and is irrevocable by Assignor in any manner or for any reason or by virtue of any dissolution of Assignor.

Section 5        Payments.  Assignor hereby covenants and agrees to pay over to Assignee, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignor that, under Section 2 hereof, belong to Assignee, and Assignee hereby covenants and agrees to pay over to Assignor, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignee that, under Section 2 hereof, belong to Assignor.

Section 6        Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Section 7        Counterparts.  This Agreement may be executed in any number of separate counterparts by the parties, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

Section 8        Effectiveness.  This Agreement shall be effective upon its execution and delivery by each of Assignor and Assignee, this        day of         , 2012 at [     ] [  ].M. (New York time) (the “Effective Time”).

 [Signature page follows]

IN WITNESS WHEREOF, the parties hereto, through their respective officers thereunto duly authorized, have duly executed this Agreement as of the day and year first above written.

WILLIS LEASE FINANCE CORPORATION

By:
Name:
Title:

WILLIS ENGINE SECURITIZATION TRUST

By:
Name:
Title:

[Assignment of Equity Interest]

Schedule 1

Engines

Manufacturer	Model	ESN
Rolls Royce	3007A	***
Rolls Royce	3007A	***
General Electric	CF34-3B	***
General Electric	CF34-3B	***
General Electric	CF6-80C2B	***
General Electric	CF6-80C2B	***
General Electric	CF6-80C2B	***
General Electric	CF6-80C2B	***
General Electric	CF6-80C2B	***
General Electric	CF6-80E	***
CFM International	CFM56-3C1	***
CFM International	CFM56-3C1	***
CFM International	CFM56-3C1	***
CFM International	CFM56-5A	***
CFM International	CFM56-5A	***
CFM International	CFM56-5A	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5B	***
CFM International	CFM56-5C	***
CFM International	CFM56-5C	***
CFM International	CFM56-5C	***
CFM International	CFM56-5C	***
CFM International	CFM56-5C	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Manufacturer	Model	ESN
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
CFM International	CFM56-7B	***
Pratt & Whitney	PW2000	***
Pratt & Whitney	PW2000	***
Pratt & Whitney	PW4060	***
Pratt & Whitney	PW4060	***
Pratt & Whitney	PW4062	***
Pratt & Whitney	PW4100	***
Pratt & Whitney	PW4100	***
Rolls Royce	RB211-535	***
Rolls Royce	RB211-535	***
International Aero Engines	V2500	***
International Aero Engines	V2500	***
International Aero Engines	V2500	***
International Aero Engines	V2500	***
International Aero Engines	V2500	***
International Aero Engines	V2500	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.